PRIME COMPANIES, INC.
                             155 Montgomery Street
                        San Francisco, California 94104
                                  415/398-4242

March 31, 1998

Emilio Guglielmelli
Mid-Cal Express
21496 Main Street
Grand Terrace, California 92313

       Re:  S-8 Issuance

Dear Mr. Guglielmelli:

       Prime Companies, Inc. acknowledges that Emilio Guglielmelli has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Emilio Guglielmelli 16,800 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,


/s/ Irving Pfeffer


/s/ David Lefkowitz